                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement    [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement        Only (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   MAGNA FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   MAGNA FUNDS
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

--------------------------------------------------------------------------------

1) Title of each class of securities to which transaction applies: Shares of Beneficial Interest of Magna Intermediate Government Bond Fund and of Magna Growth & Income Fund
2)      Aggregate number of securities to which transaction applies: N/A
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): N/A
4)      Proposed maximum aggregate value of transaction: N/A
5)      Total fee paid: N/A

--------------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount previously paid:
2)      Form, Schedule or Registration Statement No.:
3)      Filing Party:
4)      Date Filed:

                                   MAGNA FUNDS

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182



                                                               September 8, 1998


Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Magna Funds, which will be held on October 7, 1998 at 8:30 a.m., Columbus Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio.

THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO EACH FUND OF THE TRUST ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

Although we would like very much to have each shareholder attend the Special Meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

If you return your proxy promptly you can help avoid the expense of follow-up mailings to achieve a quorum so that the business of the meeting can be conducted. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person. If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                             By order of the Board of Trustees,



                                             Robert L. Tuch
                                             Secretary

                                   MAGNA FUNDS

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Magna Funds:

A Special Meeting of Shareholders (the "Special Meeting") of Magna Funds (the "Trust") will be held on October 7, 1998 at 8:30 a.m., Columbus Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio.

1. To approve or disapprove New Investment Advisory Agreements, in the forms set forth in Appendix A, between the Trust and Union Planters Bank, N.A., as discussed in Part I of the attached Proxy Statement. (Each Investment Advisory Agreement will be voted on only by shareholders of the relevant Fund.)

2. To elect the Board of Trustees of the Trust, as described in Part II of the attached Proxy Statement.

3.   To consider such other matters as may properly come before the Special
          Meeting.

                                              By order of the Board of Trustees,


                                              Robert L. Tuch
                                              Secretary

September 8, 1998

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                                   MAGNA FUNDS

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182


                                 PROXY STATEMENT

GENERAL

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF MAGNA FUNDS (THE "TRUST") for use at the Special Meeting of Shareholders (the "Meeting") to be held on October 7, 1998 at 8:30 a.m., Columbus Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on August 31, 1998 are entitled to be present and to vote at the Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about September 8, 1998.

The Trust currently consists of two series of shares, the Magna Intermediate Government Bond Fund and the Magna Growth & Income Fund.

The Trust will furnish, without charge, a copy of the Annual Report for the fiscal year ended August 31, 1997 and the Semi-Annual Report for the six month period ended February 28, 1998, to any shareholder upon request. Shareholders may request copies by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll-free at (800) 219-4182.

All shareholders of record at the close of business on August 31, 1998 are entitled to one vote for each share of the Trust held. As of that date, there were issued and outstanding the following number of shares of each Fund:

                                                  Shares Issued
Name of Fund                                     and Outstanding
------------                                     ---------------
Magna Intermediate Government Bond Fund                [ ]
Magna Growth & Income Fund                             [ ]
------------------------------                         ---
Total                                                  [ ]

Shareholders of each Fund will vote separately on Proposal I (approval of new investment advisory agreements for each Fund). Shareholders of both Funds will vote together as a single class on Proposal II (election of Trustees). The presence at the Meeting, in person or by proxy, of the holders of 40% of the Shares entitled to be cast of a Fund (for a Fund by Fund vote, such as Proposal
I), or of the Trust (for a Trust-wide vote, such as Proposal II) shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present and entitled to vote. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has (or chooses to exercise) discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Votes cast by proxy or in person at the meeting will be counted by persons appointed as tellers by the Trust. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to Proposal I, abstentions and broker non-votes have the effect of negative votes on the proposal. With respect to Proposal II, neither abstentions nor broker non-votes have any effect on the outcome of the proposal.

Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

The costs of solicitation will be borne by Union Planters Bank, N.A. or Magna Bank, N.A. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and trustees of the Trust and employees of Union Planters Bank, N.A., Magna Bank, N.A., BISYS Fund Services and their respective affiliates.

Those persons who are known to be the beneficial owners of more than five percent of the shares of any Fund of the Trust as of August 31, 1998 are:

                                                       Amount and Nature
                   Name and Address                     of Beneficial
Name of Fund      of Beneficial Owner                     Ownership          Percent of Fund
------------      -------------------                     ---------          ---------------
Magna Growth &    Magna Group, Inc.                     [     ] shares          [     ]
  Income Fund     Savings and Stock Investment Plan
                  8866 Ladue Road
                  St. Louis, Missouri 63124

[UPDATE AS OF RECORD DATE]

                        I. APPROVAL OR DISAPPROVAL OF THE
                       NEW INVESTMENT ADVISORY AGREEMENTS

         INTRODUCTION. Magna Bank, N.A. (together with its predecessors, "Magna"), 1401 South Brentwood Boulevard, St. Louis, Missouri 63144, acts as investment adviser to each Fund pursuant to separate investment advisory agreements entered into by each Fund and Magna (each a "Current Investment Advisory Agreement," and together the "Current Investment Advisory Agreements"). Magna has served as investment adviser to the Funds since each Fund's inception in 1994. On July 1, 1998, Magna Group, Inc., a bank holding company that then owned 100% of Magna's outstanding voting securities, merged with and into Union Planters Holding Corporation ("UPHC"), a wholly-owned subsidiary of Union Planters Corporation ("UPC"), a bank holding company. It is presently anticipated that Magna will be merged with and into Union Planters Bank, National Association ("Union Planters Bank"), a wholly-owned subsidiary of UPHC, on October 9, 1998 (the "Magna Bank Transaction"). The Magna Bank Transaction may be deemed to result in an "assignment" of the Current Investment Advisory Agreements for purposes of the Investment Company Act of 1940 (the "1940 Act"), which regulates investment companies such as the Trust. Since, as required by the 1940 Act, the Current Investment Advisory Agreements provide that they will terminate automatically upon assignment, you are now being asked to approve new investment advisory agreements (each a "New Investment Advisory Agreement") between your Fund and Union Planters Bank. The New Investment Advisory Agreements would take effect at the time of the Magna Bank Transaction.

         As of August 31, 1998, [ ]% of the Magna Intermediate Government Bond Fund shares and [ ]% of the Magna Growth & Income Fund shares were owned of record by Magna; all of such shares were held for the benefit of accounts for which Magna acts as trustee or custodian. Upon consummation of the Magna Bank Transaction, all shares that immediately before the Magna Bank Transaction were owned by Magna will be owned of record by Union Planters Bank, in each case for the benefit of accounts for which Union Planters Bank acts as trustee or custodian.

         The investment advisory fee rate set forth in each New Investment Advisory Agreement is identical to the fee rate set forth in the corresponding Current Investment Advisory Agreement and, as described in greater detail below, all other terms of the New Investment Advisory Agreement for each Fund are substantially identical to the Fund's Current Investment Advisory Agreement in all material respects. Further, it is presently expected that the same portfolio managers and other key investment personnel currently responsible for Magna's management of each Fund's investment operations will continue to have such responsibilities as officers and employees of Union Planters Bank.

         The Trustees of the Trust are proposing that shareholders approve the New Investment Advisory Agreements between the Trust and Union Planters Bank. In determining to recommend this proposal, the Trustees considered that Union Planters Bank proposes that all of the personnel of Magna who have responsibilities for the conduct of the Funds' investment operations continue to have such responsibilities as officers and employees of Union Planters Bank following the Magna Bank Transaction. These persons include, among others, the individuals who have acted as portfolio managers for each of the Funds since their inception in 1994. Union Planters Bank has indicated that the Magna Bank Transaction will not result in any material changes in the investment process that Magna has employed in managing the

Funds' assets in the past. In this connection, the Trustees considered the scope and quality of the services historically provided to the Funds by Magna, the investment returns of the Funds, the performance and expense ratios of other mutual funds and other managed investment products with investment objectives similar to the Funds and the brokerage policies and practices employed by Magna in its management of the Funds' investment portfolios.

         A description of the New Investment Advisory Agreements, including the services provided thereunder, the procedures for their termination and renewal and other services to be provided by Union Planters Bank, is set forth below. The description is qualified in its entirety by reference to the form of New Investment Advisory Agreement included as Appendix A to this Proxy Statement. Additional information about Union Planters Bank is set forth in Part III of this Proxy Statement.

         Each Fund's Current Investment Advisory Agreement was approved by the sole initial shareholder of such Fund in connection with the organization of the Trust in July 1994. Each Fund's Current Investment Advisory Agreement was most recently approved by the Trustees of the Trust, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), on April 23, 1998 for the one-year period commencing July 1, 1998.

         The New Investment Advisory Agreements will be formally considered for approval by the Trustees, including the Independent Trustees, on October 7, 1998.

         DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENTS. It is proposed that Union Planters Bank serve as the investment adviser to each Fund of the Trust pursuant to the New Investment Advisory Agreements between the Trust and Union Planters Bank. The terms of the New Investment Advisory Agreements are identical to the terms of the Current Investment Advisory Agreements in all material respects, except for (i) their effective and termination dates, (ii) the parties to such agreements (i.e., the New Investment Advisory Agreements are between each Fund and Union Planters Bank, rather than between each Fund and Magna) and
(iii) the New Investment Advisory Agreements do not contain a provision contained in the Current Investment Advisory Agreements which requires the investment adviser to reduce its fees if necessary to comply with certain expense limitations formerly imposed by state laws, as this provision is no longer necessary or customary in view of changes in the law that have occurred since the Current Investment Advisory Agreements were initially adopted in 1994.

         The compensation payable to Union Planters Bank for its services under the New Investment Advisory Agreements will be a monthly fee at the following annual percentage rates applicable to the average daily net asset value of each Fund, as determined at the close of each business day during the month as follows:

                                                                    ANNUAL
        NAME OF FUND                                            PERCENTAGE RATE
        ------------                                            ---------------
       Magna Growth & Income Fund...............................     0.75%
       Magna Intermediate Government Fund.......................     0.50%

         Since each Fund's inception, Magna has voluntarily reduced its advisory fees to the annual rate of 0.50%, in the case of the Magna Growth & Income Fund, and 0.40%, in the case of the Magna Intermediate Government Bond Fund. Union Planters Bank has voluntarily undertaken to reduce its advisory fee with respect to each Fund to the same levels through August 31, 1999.

For the year ended August 31, 1998, advisory fees paid to Magna pursuant to the Current Investment Advisory Agreements (both before and after the voluntary fee reduction described above), which provide for advisory fee rates identical to those set forth in the New Investment Advisory Agreements, were as follows:

                                                     GROSS FEES                                   NET FEES
             FUND                                (BEFORE REDUCTION)         REDUCTION         (AFTER REDUCTION)
Magna Growth & Income Fund........................   $ ________           $  _______            $ ________
Magna Intermediate Government Bond Fund...........   $ ________           $  _______            $ ________


Under the New Investment Advisory Agreements, subject to such policies as the Trustees of the Trust may determine, Union Planters Bank, at its expense (not including brokers' commissions or other costs of acquiring or disposing of any portfolio securities), will furnish continuously an investment program for, and will make investment decisions on behalf of, the Funds and place all orders for the purchase and sale of portfolio securities, subject always to applicable investment objectives, policies and restrictions.

The New Investment Advisory Agreements also provide that, in placing orders with brokers or dealers, Union Planters Bank will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, Union Planters Bank may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide Union Planters Bank and its affiliates with research and other services. In so doing, a Fund may incur greater brokerage commissions than it might otherwise pay.

Each New Investment Advisory Agreement provides that it will continue in effect from its initial effective date (which is expected to be as of the closing of the Magna Bank Transaction, provided that the New Investment Advisory Agreements have been approved by the shareholders of the relevant Fund and a majority of the Trustees, including a majority of the Independent Trustees) through September 30, 2000, and thereafter with respect to such Fund only so long as such continuance is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees and by (ii) either the majority vote of the full Board of Trustees or the vote of a "majority of the outstanding voting securities" (defined below) of that Fund. Each New Investment Advisory Agreement automatically terminates on assignment, and is terminable without penalty by the Trust or Union Planters Bank on not more than 60 days' notice. Each New Investment Advisory Agreement may only be amended by written instrument by an affirmative vote of the holders of a "majority of the outstanding voting securities" (defined below) of the relevant Fund.

Each New Investment Advisory Agreement provides that Union Planters Bank shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or in connection with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

In addition to the advisory fees described above, each Fund will pay all of its expenses not expressly assumed by Union Planters Bank, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokers' commissions or other costs of acquiring or disposing of any portfolio securities for each Fund, expenses of issuance, offering, distribution, sale, redemption or repurchase of shares, the fees and expenses of registering and qualifying the Trust and shares of the Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, administration, accounting and transfer agency expenses, expenses of determining net asset value of shares of each Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, reports, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation. All general Trust expenses are allocated among and charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund.

REQUIRED VOTE. Approval of each Fund's New Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy. If the shareholders of any Fund do not approve the New Investment Advisory Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENTS.


                            II. ELECTION OF TRUSTEES

The Trustees have fixed the number of Trustees to be elected at six. The nominees for Trustees of the Trust (the "Nominees") who are proposed for election at the Special Meeting are Robert R. Archibald, Brad L. Badgley, Earl
E. Lazerson, Harry R. Maier, Robert E. Saur and Neil Seitz. All of the Nominees are presently Trustees of the Trust. Mr. Archibald has served as a Trustee of the Trust since June 7, 1994, and was most recently elected by the Trust's shareholders on December 14, 1995. Mr. Saur, Mr. Lazerson and Mr. Maier were elected to the Board by the Trust's shareholders on December 14, 1995. Mr. Seitz was appointed to the Board by the Trustees on April 16, 1996. Mr. Badgley was appointed to the Board by the Trustees on October 23, 1997. The principal occupations and business experience for the last five years of each Nominee for Trustee, and each Officer of the Trust, are as indicated in the table below.

The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified (or until such Trustee's earlier retirement, resignation, death or disqualification). Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than six.

                        TRUSTEES AND OFFICERS INFORMATION

                                                         PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE        POSITION WITH THE TRUST    DURING THE PAST FIVE YEARS
---------------------        -----------------------    --------------------------
Robert R. Archibald, Ph.D (49)      Trustee             President, Missouri
Missouri Historical Society                             Historical Society
P.O. Box 11940
St. Louis, MO  63112-0940

Earl E. Lazerson (66)               Trustee             President (until 1993) and
5 Hidden Valley Lane                                    Professor (until 1994),
Edwardsville, IL  62022                                 So. Illinois University at
                                                        Edwardsville

Brad L. Badgley* (45)               Trustee             Attorney, Heiligenstein &
Heiligenstein & Badgley PC                              Badgley, PC; Director, Magna
30 Public Square                                        Trust Company (an affiliate of
Belleville, Illinois 62220                              Magna) (until 1997); Director,
                                                        Banc Star One (1995 to present)

Robert E. Saur (54)                 Trustee             President and Owner,
750 S. Hanley Street                                    Conrad Properties Corp.
Clayton, MO 63105                                       (real estate)

Harry R. Maier* (51)                Trustee             Chief Executive Officer,
118 Sun Lake Dr.                                        Memorial Hospital
Belleville, IL 62221                                    Belleville, Illinois

Neil Seitz (54)                     Trustee             Dean, School of Business, Saint
School of Business                                      Louis University; Professor,
Saint Louis University                                  Saint Louis University (until
3674 Lindell Blvd.                                      1993)
St. Louis, MO 63108

Walter B. Grimm (52)                President           Employee, BISYS Fund Services,
BISYS Fund Services                                     Limited Partnership; President,
3435 Stelzer Road                                       Leigh Investments Consulting
Columbus, Ohio 43219                                    (investments firm)

William J. Tomko (38)               Vice President      Vice President, BISYS
BISYS Fund Services                                     Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Alaina V. Metz (30)                 Assistant           Chief Administrator,
BISYS Fund Services                 Secretary           Administrative and
3435 Stelzer Road                                       Regulatory Services,
Columbus, Ohio 43219                                    BISYS Fund Services,
                                                        Limited Partnership

                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE        POSITION WITH THE TRUST    DURING THE PAST FIVE YEARS
---------------------        -----------------------    --------------------------
Chuck L. Booth (37)               Vice President            Vice President, BISYS
BISYS Fund Services                                         Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Paul T. Kane (41)                 Treasurer                 From December 1997 to
3435 Stelzer Road                                           present, employee of BISYS
Columbus, Ohio 43219                                        Fund Services; from March
                                                            1995 to December 1997,
                                                            employee of Fidelity Service
                                                            Company

Robert L. Tuch (46)               Secretary                 Vice President, BISYS Fund
BISYS Fund Services                                         Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Previous positions of officers of the Trust during the past five years with BISYS or its affiliates are omitted if not materially different from their current positions. Mr. Grimm and Mr. Tomko were first elected by the Trustees to the serve in the offices noted above in January 1997. All other officers of the Trust noted above were first elected by the Trustees to serve in the offices noted above in October 1997. Each officer of the Trust serves at the pleasure of the Trustees until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.


-----------------------

* Trustee or Nominee who is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Maier and Mr. Badgley are "interested persons" by reason of owning shares of Union Planters Corporation, the ultimate parent company of Magna and of Union Planters Bank. Prior to July 1, 1998, Mr. Maier and Mr. Badgley owned shares in Magna Group, Inc., and acquired shares of Union Planters Corporation in connection with the merger of Magna Group, Inc. with and into Union Planters Corporation.

The table below sets forth the beneficial ownership of Trust shares by each Nominee. Unless otherwise noted below, each Nominee has sole investment power and sole voting power with respect to his or her shares of the Trust and no Nominee owns 1% or more of the outstanding shares of either Fund of the Trust.

As of August 31, 1998, those securities of the Trust which are known to be beneficially owned by Nominees for Trustee of the Trust are:


                                         Amount and Nature
                                          of Beneficial
Name of Fund       Beneficial Owner         Ownership            Percent of Fund
------------       ----------------         ---------            ---------------

Magna Growth &      Robert E. Saur        [      ] shares               *
 Income Fund


[UPDATE AS OF RECORD DATE]
---------------------

*  Less than 1% of such Fund's total outstanding securities.
---------------------

As of [RECORD DATE], the Trustees and officers of the Trust beneficially owned as a group [ ] shares of the Magna Intermediate Government Bond Fund, comprising less than 1% of the outstanding shares of such Fund, and [ ] shares of the Magna Growth & Income Fund, comprising less than 1% of the outstanding shares of such Fund.

The Board of Trustees met four times during the fiscal year ended August 31, 1998. Each Nominee attended at least 75% of the such meetings, except for Robert
R. Archibald, who attended two of the four meetings.

There are no committees of the Trust's Board of Trustees.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust pays no compensation to its officers. Each Trustee is compensated at the rate of $5,000 per annum plus $500 for each meeting of the Trustees attended. The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

The following table sets forth the amount of the compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended August 31, 1998 to the persons who served as Trustees during all or any portion of such fiscal year:

                              AGGREGATE                       TOTAL
                             COMPENSATION                  COMPENSATION
PERSON                        FROM TRUST                    FROM TRUST
------                       ------------                  ------------
Robert R. Archibald             $6000                           $6000
Brad L. Badgley                 $6500                           $6500
Earl E. Lazerson                $6500                           $6500
Harry R. Maier                  $7000                           $7000
Robert E. Saur                  $7000                           $7000
Neil Seitz                      $7000                           $7000


REQUIRED VOTE. The election of Trustees of the Trust will be by a plurality of the shares of the Trust (both Funds of the Trust voting together as a single class) present at the Special Meeting in person or by proxy. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with the instructions on the form of proxy. If no instructions are made, the proxy will be voted for each such Nominee.

THE TRUSTEES RECOMMEND A VOTE FOR EACH NOMINEE.


                          III. MANAGEMENT OF THE TRUST

It is proposed that Union Planters Bank will serve as investment adviser to each Fund of the Trust. The name, address and principal occupation of Union Planters Bank's directors and principal executive officer are as follows:


    Name and Business Address                                Title                        Principal Occupation
    -------------------------                                -----                        --------------------
    Albert M. Austin                                         Director                     Chairman, Cannon,
    Cannon, Austin & Cannon, Inc.                                                         Austin & Cannon,
    6685 Poplar Avenue, #200                                                              Inc.
    Germantown, TN  38138

    Marvin E. Bruce                                          Director                     Retired
    3260 Habersham Road
    Atlanta, GA  30305

    George W. Bryan                                          Director                     Senior Vice
    Sara Lee Corporation                                                                  President, Sara Lee
    8000 Centerview Parkway                                                               Corporation
    Suite 300
    Cordova, TN  38018

    James E. Harwood                                         Director                     President, Sterling
    Sterling Equities                                                                     Equities
    845 Crossover Lane, Suite 124
    Memphis, TN  38117

    Parnell S. Lewis, Jr.                                    Director                     President, Anderson-
    Anderson-Tully Company                                                                Tully Company
    1242 N. Second Street
    Memphis, TN  38101


    Name and Business Address                                Title                        Principal Occupation
    -------------------------                                -----                        --------------------

    C.J. Lowrance, III                                       Director                     President, Lowrance
    Lowrance Brothers & Company, Inc.                                                     Brothers &
    Highway 61                                                                            Company, Inc.
    Driver, AR  72329

    Jackson W. Moore                                         Director, President and      President and Chief
    Union Planters Corporation                               Chief Operating Officer      Operating Officer,
    7130 Goodlett Farms Pkwy.                                                             Union Planters
    Memphis, TN  38017                                                                    Corporation and
                                                                                          Union Planters Bank,
                                                                                          N.A.

    Stanley D. Overton                                       Director                     Retired
    #7 Warwick Lane
    Nashville, TN  37205

    Benjamin W. Rawlins, Jr.                                 Director, Chairman and       Chairman and Chief
    Union Planters Corporation                               Chief Executive Officer      Executive Officer,
    7130 Goodlett Farms Parkway                                                           Union Planters
    Memphis, TN  38017                                                                    Corporation and
                                                                                          Union Planters Bank,
                                                                                          N.A.

    Dr. V. Lane Rawlins                                      Director                     President, University of
    University of Memphis                                                                 Memphis
    341 Administration Building
    Campus Box 526643
    Memphis, TN  38152-6643

    Donald F. Schuppe                                        Director                     Retired
    6448 Wynfrey Place
    Memphis, TN  38120

    David M. Thomas                                          Director                     Retired
    1765 Camellia Drive
    Greenville, MS  38701

    Richard A. Trippeer, Jr.                                 Director                     President, R.A.
    R.A. Trippeer, Inc.                                                                   Trippeer, Inc.
    5865 Ridgeway Center Pkwy.
    Suite 300
    Memphis, TN  38120

    Spence L. Wilson                                         Director                     President, Kemmons
    Kemmons Wilson, Inc.                                                                  Wilson, Inc.
    1629 Winchester Road
    Memphis, TN  38116

Union Planters Bank, a national bank, is a wholly-owned subsidiary of UPHC, a Tennessee corporation. UPHC is itself a wholly-owned subsidiary of UPC, a Tennessee corporation and a bank holding company.

BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's Distributor and Administrator and, in general, supervises the operations of the Trust.


                                IV. MISCELLANEOUS

OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold any annual meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any special meeting must be received by the Trust a reasonable period of time before the Trust begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law in order to permit further solicitation of proxies with respect to any of such proposals. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any such additional solicitation and of any adjourned session will be borne by Union Planters Bank or by Magna.

September [   ], 1998

                                                                      APPENDIX A
                                                                      ----------
                           MAGNA GROWTH & INCOME FUND

                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of ___________, 1998 between MAGNA FUNDS, a Massachusetts business trust (herein called the "Trust"), and Union Planters Bank, N.A., a national bank (herein called the "Investment Adviser").

         WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory services to the Magna Growth & Income Fund (the "Fund"), an investment portfolio of the Trust, and the Investment Adviser represents that it is willing and possesses legal authority to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide a continuous investment program for the Trust, including investment research and management with respect to all securities and investments and cash equivalents of the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Trust's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

                  (a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

                  (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

                  (c) will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. Unless and until appropriate procedures are adopted by the Trustees of the Trust under Rule 17e-1 of the 1940 Act and unless the provisions of such Rule are complied with, portfolio securities will not be purchased from or sold to BISYS Fund Services, the Investment Adviser, or any affiliated person of the Trust, BISYS Fund Services, or the Investment Adviser;

                  (d) will maintain all books and records with respect to the Trust's securities transactions and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

                  (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential interestholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         3. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         4. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-3 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

         5. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

         6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly at the applicable annual rate of 0.75% of average daily net assets.

         7. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under this Agreement.

         8. Duration and Termination. This Agreement will become effective as to the Trust as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until [September 30], 2000.

         Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on [June 30th] of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. If the Investment Adviser requires the Trust or the Fund to change its name so as to eliminate all references to the word "Magna," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the Commonwealth of Massachusetts.

         A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                       MAGNA FUNDS

Seal                                   By:
                                             -----------------------------------

                                       Title:
                                             -----------------------------------


                                       UNION PLANTERS BANK, N.A.

Seal                                   By:
                                             -----------------------------------

                                       Title:
                                             -----------------------------------

                                   MAGNA FUNDS

                           MAGNA GROWTH & INCOME FUND
                     MAGNA INTERMEDIATE GOVERNMENT BOND FUND

       THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

  The undersigned shareholder, by completing this form does thereby appoint [WALTER B. GRIMM AND LEWIS G. LAUGHLIN], and each of them, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of Magna Funds which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of Magna Funds, to be held at 8:30 a.m., Columbus Time, on October 7, 1998 at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof.

TOTAL SHARES AS SHOWN BELOW     PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME
                                APPEARS BELOW, AND RETURN THIS FORM IN THE
                                ENCLOSED SELF-ADDRESSED ENVELOPE.

                                NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                                Dated                                 , 1998
                                     ---------------------------------

                                ------------------------------------------------
                                (Signature)

--------------------------------------------------------------------------------

(1)      PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT:

         A. APPROVAL OF THE MAGNA GROWTH & INCOME FUND INVESTMENT ADVISORY AGREEMENT (FOR MAGNA GROWTH & INCOME FUND SHAREHOLDERS ONLY)
         [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

         B. APPROVAL OF THE MAGNA INTERMEDIATE GOVERNMENT BOND FUND INVESTMENT ADVISORY AGREEMENT (FOR MAGNA INTERMEDIATE GOVERNMENT BOND FUND SHAREHOLDERS ONLY)
         [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

(2)      PROPOSAL TO APPROVE THE ELECTION OF THE NOMINEES FOR TRUSTEE:

         The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the election of all Nominees for Trustee listed below. You may withhold authority to vote for any Nominee(s) by lining through or otherwise striking his (or their) name(s) of any Nominee:

             Robert R. Archibald
             Brad L. Badgley
             Earl E. Lazerson
             Harry R. Maier
             Robert E. Saur
             Neil Seitz